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                                                                 Exhibit 10.46


                         REGISTRATION RIGHTS AGREEMENT


                 This Registration Rights Agreement (the "Agreement") dated as of June 28, 1996 is entered into by and between REDDI BRAKE SUPPLY CORPORATION, a Nevada corporation (the "Company"), and Allen J. Sheerin ("Sheerin") (Sheerin is sometimes referred to herein as the "Holder").

                                R E C I T A L S:

                 A. Pursuant to a Stock Purchase Agreement dated June 28, 1996 between Company and Sheerin (the "Stock Purchase Agreement"), Sheerin is, simultaneously with the signing of this Agreement, selling all of the common stock of Express Undercar Parts Warehouse of California Inc. to the Company in exchange for a total of 606,331 shares of common stock of Company (the "Shares") (the "Transaction").

                 B. Company, Sheerin and West Covina Unitrust have formerly entered a Registration Rights Agreement dated October 31, 1994 (the "1994 Registration Rights Agreement"). Nothing contained herein is intended to in any way modify or supplant the registration rights granted under the 1994 Registration Rights Agreement which remains effective.

                 C. Company, Sheerin and Bryan Morford have formerly entered into a Registration Rights Agreement dated May 28, 1996 (the "1996 Registration Rights Agreement"). Nothing contained herein is intended to in any way modify or supplant the registration rights granted under the 1996 Registration Rights Agreement which remains effective.

                 D. This Agreement is intended to grant registration rights in connection with all of the Shares and its supplements and is in addition to the Agreements referred to above.

                 NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                 Section 1.       Registration Rights.

                 1.1 Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

                          (a)     Common Stock.  The issued shares of Common
Stock of the Company with a $.0001 par value.

                          (b)     Exchange Act.  The Securities Exchange Act of
1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed
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to include a reference to the comparable section, if any, of any such similar federal statute.

                          (c)     Holder.  The Person described as a "Holder"
in the first paragraph of this Agreement and any and all permitted transferees, as described in Paragraph 2.1 below.

                          (d)     Person.  An individual, partnership, joint
venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

                          (e)     Registrable Securities.  Any Shares, provided
that any particular Shares shall cease to be Registrable Securities when: (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (iv) they shall have ceased to be outstanding, (v) they shall have been transferred to any person or entity other than in a private transaction in which the transferror's rights under this Agreement may be assigned pursuant to Section
2.1 hereof, or (vi) they have become transferrable without any further holding or volume limitations pursuant to Rule 144(k) (or any successor provision then in effect).

                          (f)     Registration Expenses.  Any and all expenses
incident to performance of or compliance with this Agreement, including without limitation: (i) all SEC and stock exchange or National Association of Securities Dealers registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (v) any fees and disbursements of underwriters customarily paid by issuers or Holders of securities, including liability insurance if the Company so desires, and the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.





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                          (g)     Securities Act.  The Securities Act of 1933,
as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

                          (h)     SEC.  The Securities and Exchange Commission
or any other federal agency at the time administering the Securities Act or the Exchange Act.

                          (i)     Shares.  The securities which are described
in the first recital to this Agreement.

                 1.2      Incidental Registration.

                          (a)     Right to Include Registrable Securities.
Subject to the further terms and conditions of the Agreement, if the Company at any time proposes to register any class of equity security on any form for the general registration of securities under the Securities Act (other than a registration form relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan, or any other registration on Form S-8 (or any successor form then in effect), (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, (iii) a registration of securities proposed to be issued in exchange for other securities of the Company), or (iv) any registration on Form S-4 (or any successor form then in effect), then the Company will at such time give prompt written notice to each Holder of its intention to do so and of each such Holders' rights under this Paragraph 1.2. Upon the written request of any such Holder or Holders made within fifteen (15) days after the effectiveness of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its commercially reasonable efforts to cause the Registrable Securities which the Company has been so requested to register by the Holders thereof to be registered under the Securities Act, provided that (i) if, at any time after giving written notice of its intention to register any securities but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities, and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in such registration must sell their Registrable Securities to the underwriters of such offering on the same terms and conditions as apply to the Company or the





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Holder for whose account securities are to be sold, as the case may be.  If a registration requested pursuant to this Paragraph 1.2(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect in writing to withdraw its securities in connection from such registration, but only during the time period and on terms agreed upon by the underwriters for such offering. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Paragraph 1.2; provided, however, (i) all underwriting discounts and commissions attributable to the Registrable Securities shall be borne by the selling Holder(s), and (ii) any other fees or expenses incurred by one of the parties, including fees and expenses of attorneys and accountants, shall be borne by such party.

                          (b)     Priority in Incidental Registrations.  In
connection with any registration pursuant to this Paragraph 1.2 involving any underwritten offering, if the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration would have a material adverse effect on such offering (including, without limitation, a material decrease in the price at which such securities can be sold), then the amount of the Registrable Securities included in the offer shall be reduced and the Registrable Securities and the other shares to be offered shall participate in such offering as follows: (i) shares to be sold by the Company ("Company Common Stock") shall have priority over all shares to be offered by stockholders of the company, including the Holders, and (ii) if shares in the excess of the Company's Common Stock can, in the good faith judgment of such managing underwriter or underwriters, successfully be marketed in such offering, the Registrable Securities and the other shares of Common Stock to be offered by stockholders of the Company, including the Holders, shall be included in such offering, subject to reduction pro rata in proportion to the number of shares of Common Stock proposed to be included in such offering by each Holder or other stockholder.

                 1.3      Demand Registration.

                          (a)     Request for Registration.  Not sooner than
sixteen (16) months from the date of "Closing" (as defined in the Stock Purchase Agreement), any Holder may make a written request for the registration under the securities Act of all or part (provided, however, that such demand must equal at least 50% of the shares issued to Holder and [Allen J. Sheerin] in the stock purchase effected pursuant to that Stock Purchase Agreement dated as of June 28, 1996) of its Registrable Securities (a "Demand Registration") provided that such Holder provides sixty (60) days prior written notice to the Company of such Demand Registration, and the Company shall use its commercially reasonable efforts to effect such Demand Registration. Any request for a Demand





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Registration shall specify the aggregate number of the Registrable Securities proposed to be sold. The right to cause a registration of the Registrable Securities provided for in this Paragraph 1.3(a) shall be limited to one (1) such registration, and if one of the Holders does not request to be included in such registration he shall be deemed to have waived all rights to a Demand Registration. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith; provided, however, (i) all underwriting discounts and commissions attributable to the Registrable Securities shall be borne by the selling Holder(s), and (ii) any other fees or expenses incurred by one of the Holders, including fees and expenses of attorneys and accountants, shall be borne by such party. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective by the SEC and maintained continuously effective for a period of at least six (6) months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration, provided that a Demand Registration shall be counted as a Demand Registration hereunder if the Company ceases its efforts in respect of such Demand Registration at the request of the Holder for a reason other than a material and adverse change in the business, financial condition or prospects of the Company and its subsidiaries taken as a whole or in general economic or market conditions. The Company shall be entitled to include in any registration pursuant to this Paragraph 1.3(a) any other securities of the Company whether offered by the Company or by and other holder(s) of its securities.

                          (b)     Priority in Demand Registrations.  If in any
Demand Registration the managing underwriter or underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration is sufficiently large to materially and adversely affect the success of such offering (including, without limitation, a material decrease in the proposed offering price), the Company will include in such registration only a number of Registrable Securities and other securities equal to the total number which in the opinion of such managing underwriter or underwriters or Holder(s) can be sold without any such material adverse effect, as follows: Registrable Securities pro rata in proportion to the number of shares proposed to be included in such registration by any holder of shares having rights to have his or her shares registered in such offering, and by the Company.

                          (c)     Selection of Underwriters.  If any Demand
Registration is in the form of an underwritten offering, the Holder(s) of Registrable Securities to be sold pursuant to such Demand Registration will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering.





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                 1.4      Registration Not Required.  Notwithstanding the
provisions of Paragraphs 1.2 and 1.3 of this Agreement:

                          (a) the Company shall not be required to effect or
cause the registration of Registrable securities pursuant to Paragraph 1.2 or
1.3 hereof if, within twenty-five (25) days after its receipt of a request to register such Registrable Securities (i) counsel for the Company delivers an opinion to the Holder requesting registration of such Registrable Securities, in form and substance satisfactory to counsel to such Holder, that the entire number of shares of Registrable Securities proposed to be sold by such Holder may otherwise be sold, in the manner proposed by such Holder, without registration under the Securities Act, or (ii) the SEC shall have issued a no-action position, in form and substance satisfactory to counsel for the Holder requesting registration of such Registrable Securities, that the entire number of Registrable Securities proposed to be sold by such Holder may be sold by him, in the manner proposed by such Holder, without registration under the Securities Act;

                          (b)  The Company shall not be required to prepare and
file a registration statement pursuant to this Section 1.4 within 90 days of the effective date of any registration statement pertaining to securities of the Company, other than a registration of securities pertaining to an employee benefit plan or dividend reinvestment plan; and

                          (c)  The Company shall not be required to file a
registration statement under this Section 1.4 during any period of time when
(i) the Company is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time, and, in the opinion of counsel to the Company, such information would have to be disclosed if a registration statement was filed at that time; or (ii) the Company determines, in its reasonable judgment, that such registration would interfere with any financing or acquisition involving the registration of securities of the Company under the Securities Act.

                 1.5 Registration Procedures. If and whenever the company is required to use its commercially reasonable efforts to, effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

                          (a)     prepare and, in any event within ninety (90)
days after the end of the period within which requests for registration may be given to the Company (but subject to the provisions of Sections 1.4(b) and 1.4(c) and of the second sentence of Paragraph 1.2(a) hereof), file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective as soon





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thereafter as practicable.  The Company will promptly notify each Holder of such Registrable Securities and confirm such advice in writing, (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

                          (b)     prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least six (6) months (subject to tolling during the effective period of any lock-up agreement to which the Registrable Securities are subject, or for such shorter period in which the Holder has sold all of the Registrable Shares included in such registration statement) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder or Holders of Registrable Securities set forth in such registration statement. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify each Holder of such Registrable Securities and will use all commercially reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible;

                          (c)     furnish to each Holder of such Registrable
Securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

                          (d)     use its commercially reasonable efforts to
register or qualify such Registrable Securities covered by such registration statement under such securities or blue sky laws of any State of the United States as the managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder and underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Paragraph 1.5(d), it would not be obligated to be so qualified, to subject itself to taxation in any such





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jurisdiction, or to consent to general service of process in any such jurisdiction;

                          (e)     use its commerically reasonable efforts to
cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities of the United States or any State thereof as the parties may agree that may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

                          (f)     promptly notify each Holder of any such
Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Paragraph 1.5(b), of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                          (g)     otherwise use its commercially reasonable
efforts to comply with all applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                          (h)     use its commercially reasonable efforts to
list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                          (i)     use all commercially reasonable efforts to
obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the underwriters shall reasonably request; and





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                          (j)     make available for inspection by any Holder
of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or, any such underwriter, in each case upon receipt of an appropriate confidentiality agreement, all financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause all of the Company's officers, directors and employees to supply all information, as may be reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

                          (k)  Each Holder of Registrable Securities as to
which any registration is being effected shall furnish the Company in writing such information and documents regarding such Holder and the distribution of such securities as the Company may reasonably request, and Holder shall execute all Questionnaires, Powers of Attorney, Indemnities, Stand Still Agreements, Hold-Back Agreements, Underwriting Agreements and other documents required under the terms of Underwriting Agreements as may be necessary or appropriate to effect a registration of the Registerable Shares under any other applicable securities or blue sky laws of the jurisdictions referred to in Paragraph 1.5(d), as reasonably determined by the Company.

                          (l)  Each Holder of Registrable Securities agrees by
acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 1.5(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 1.5(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Paragraph 1.5(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph 1.5(f) to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph 1.5(f).

                          (m)  If requested by the managing underwriter of any
underwritten offering of securities of the Company, Holder shall agree not to effect any public sale or distribution of any Shares (except pursuant to the registration statement), including





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any sale pursuant to Rule 144, during the 10-day period prior to and the 90-day period following the effectiveness of the registration statement related to such offering.

                 1.6      Indemnification.

                          (a)     Indemnification by the Company.  In the event
of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the Holder of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (any directors and officers thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's written consent) to which such Holder, any such director or officer or general or limited partner or such underwriter or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, general or limited partner, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any breach by the indemnified person of its obligations under this Agreement, including, without limitation, those contained in Paragraphs 1.5 (k), (l) or
(m) or any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus or amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder or underwriter for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities, or to any other Person who controls





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such underwriter, within the meaning of the Securities Act, under the indemnity agreement in this Paragraph 1.6(a) with respect to any preliminary prospectus or the final prospectus, or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, general or limited partner, underwriter or controlling
Person and shall survive the transfer of such securities by such Holder.

                          (b)     Indemnification by the Holders.  Each Holder
shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 1.6(a)) the Company, each director of the Company, each officer of the Company who shall sign the registration statement and its controlling Persons, if any, and all other prospective Holders and their respective directors, officers and controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Holder for use in the preparation of such registration statement, preliminary,
final or summary prospectus or amendment or supplement.   Such indemnity shall
remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective Holders or any of their respective directors, officers or controlling Persons and shall survive the transfer of such securities by such Holder.

                          (c)     Notices of Claims, etc.  Promptly after
receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Paragraph 1.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Paragraph 1.6, except to the extent that the indemnifying party is actually





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prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

                          (d)     Other Indemnification.  Indemnification
similar to that specified in the preceding subdivisions of this Paragraph 1.6 (with appropriate modifications) shall be given by the Company to each Holder and any underwriter of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation other than the Securities Act.

                          (e)     Contribution.  If the indemnification
provided for in Paragraphs 1.6(a). 1.6(b) or 1.6(d) is unavailable to a party that would have been an indemnified party under any such section in respect of any and all losses, claims, damages or liabilities, joint or several (or actions in respect thereof), referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, joint or several (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity





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
to correct or prevent such statement or omission. The Company agrees that it would not be just and equitable if contribution pursuant to this Paragraph 1.6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Paragraph 1.6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Paragraph 1.6(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Paragraph 1.6(c) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 1.7 Rule 144. The Company covenants that it will use its commercially reasonable efforts under the circumstances to file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder to the extent required from time to time to enable the Holders to sell shares of Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any successor rule then in effect. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 1.8 Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities;" provided, however, that, notwithstanding the foregoing provisions, if the issuance of securities to the Holders in such merger, consolidation or reorganization is registered under the Securities Act, this Agreement shall terminate upon the effective date of such registration.

                 Section 2.       Miscellaneous.

                 2.1 Transfer of Certain Rights. The rights granted to the Holders pursuant to this Agreement may not be transferred, except as set forth in this Paragraph 2.1. Notwithstanding anything contained herein to the contrary, nothing herein shall prohibit: (i) any Holder which is a trust or other entity from transferring any of its rights under this Agreement to a beneficiary of the trust when such beneficiary receives Registrable Securities in a distribution from the trust or other entity, or (ii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse, siblings, ancestors or lineal descendants, or to a trust for the benefit of the Holder, or his or her spouse, siblings, ancestors or lineal descendants; provided that any such transferee under subparagraphs (i), or (ii) above must, as a condition to the effectiveness of such transfer, agree in writing to be bound by the terms and conditions of this Agreement.

                  2.2 Amendments. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement may not be modified or amended except in a writing executed by the Company and the Holders. Waivers and exceptions to the requirements and limitations of the covenants hereof may be given, and shall be effective if given, in writing by the Holders. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as, a further or continuing waiver of any such term, condition or provision.

                 2.3 Other Agreements. To the extent that the Company enters into any agreement which grants any person registration rights with respect to any securities of the Company having provisions more favorable to the holders thereof than the provisions contained in this Agreement, the Company will confer comparable rights on the Holders.

                 2.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first-class certified or registered mail, return receipt requested, postage prepaid:

                          (a)     If to the Company, at 1376 Walter Street,
Ventura, CA 93003, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Holder, with a copy to Ervin, Cohen & Jessup, 9401 Wilshire Boulevard, 9th Floor, Beverly Hills, CA 90212, Attn: Kenneth A. Luer, Esq.; or

                          (b)     If to a Holder, at the address set forth
opposite such Holder's name on the signature page hereto or such other address or addresses as may have been furnished to the Company in writing by such party.

                          All such notices shall be deemed effective when
actually delivered by hand or, if mailed, three (3) days after deposit in the U.S. mail properly addressed in accordance with this Paragraph 2.4.

                 2.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 2.6 Headings. The headings of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

                 2.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                 2.8 Entire Agreement. All other prior or contemporary representations, warranties, covenants or agreements, if any, between the parties hereto, or their representatives, with respect to the subject matter
hereof are superseded by and merged into this Agreement.       This Agreement
shall constitute the entire understanding between the parties with respect hereto.

                 2.9 Delay of Registration. Neither Holder shall take, and Holders hereby acknowledge and agree that they shall not have any right to take, any action to restrain, enjoin or otherwise delay any registration of securities of the Company as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                 2.10 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Except as otherwise specifically provided herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Agreement.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the first page hereof.

                                  REDDI BRAKE SUPPLY CORPORATION


                                  By:
                                           ------------------------------------
                                           S. Gerald Birin, President



                                  HOLDER:




                                  ---------------------------------------------
                                  Allen J. Sheerin


                                  2657 Windmill Parkway
                                  ---------------------------------------------
                                                   (Address)

                                  Henderson, NV  89014
                                  ---------------------------------------------
                                               (City/State/Zip)





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